Supplement to:

         Calvert Social Investment Fund prospectus dated
             January 31, 1996


                       Date of this Supplement: October 8, 1996

        Replace the second paragraph on page 27 with the following:

     Specifically, CAMCO has retained a pool of five investment sub-advisors ("Sub-Advisors"), including U.S. Trust, to manage the Managed Growth Portfolio's assets, through they will not necessarily be managing the Portfolio's money at the same time. CAMCO has retained U.S. Trust, NCM Capital Management Group, Inc., Brown Capital Management, Inc., Fortaleza Asset Management, Inc. and Frontier Capital Management, Inc. as sub-advisors for the Portfolio.